FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“First Amendment”) is made and dated as of this December 22, 2017, by and among IRET Properties, a North Dakota limited partnership (“IRET Properties”), SMB Operating Company, LLC, a Delaware limited liability company (“SMB”), Missoula 3050 CBR, LLC, a North Dakota limited liability company (“IRET Missoula”), IRET - Billings 2300 CBR, LLC, a North Dakota limited liability company (“IRET Billings”), Minnesota Medical Investors, LLC, a Delaware limited liability company (“MN Medical”, and together with IRET Properties, SMB, IRET Missoula and IRET Billings, collectively, “Seller”), and Harrison Street Real Estate, LLC, a Delaware limited liability company (“Purchaser”).
RECITALS:
A. Seller and Purchaser are parties to that certain Purchase and Sale Agreement dated November 30, 2017 (“Agreement”) concerning the purchase a portfolio of medical office building properties (collectively, the “Properties” or each a “Property”) both owned and ground leased by Seller, as more particularly described therein.
B. Seller and Purchaser desire to amend the Agreement on the terms and conditions set forth herein.
AGREEMENT:
NOW, THEREFORE, in consideration of the promises and the mutual covenants of the parties hereinafter expressed, it is hereby agreed as follows:

1.
Recitals; Defined Terms. The foregoing Recitals are true and correct and are incorporated herein as part of this First Amendment. Unless otherwise defined herein, capitalized terms have the meanings ascribed to them in the Agreement.

2.	Fresenius Property.

(a)	The following provision is hereby added to the Agreement as Section 1.33:
“1.33    Fresenius Property. The Owned Site located at 4700 Mike Colalillo Drive, Duluth, Minnesota, including the Land described under the heading “Fresenius” on Exhibit A-1 attached hereto and the Real Property, the Personal Property, Leases and the Contracts associated therewith.”

(b)
Seller and Purchaser agree that notwithstanding anything to the contrary set forth in the Agreement, the Closing with respect to the Fresenius Property shall not occur on the originally scheduled Closing Date, and the Closing Date for the Fresenius Property shall be extended to the date ten (10) Business Days following satisfaction of the Fresenius Closing Conditions described below, but in no event later than June

29, 2018. It shall be a condition to the Purchaser’s obligation to purchase the Fresenius Property pursuant to the Agreement that (collectively, the “Fresenius Closing Conditions”):

(i)
the Torrens registration with the St. Louis County Examiner of Titles for the registration Fresenius Property is complete and (ii) the St. Louis County Examiner of Title has issued a Certificate of Title to the Fresenius Property to Seller as fee owner of the Fresenius Property such that Seller may cause to be duly recorded with the St. Louis County Examiner of Titles a Deed in the form required hereunder conveying marketable title to the Fresenius Property to Purchaser.

(ii)
Seller shall have delivered to Purchaser a Tenant Estoppel Certificate with respect to the Lease with Bio-Medical Applications of Minnesota, Inc. at the Fresenius Property dated no more than 30 days prior to the Closing of the Fresenius Property.

(iii)
Within forty-five (45) days of the initial scheduled Closing Date, Purchaser may perform such additional inspection of onsite environmental conditions at the Fresenius Property as Purchaser deems necessary in its reasonable discretion (subject to the terms of the Agreement with respect to any intrusive testing). Purchaser shall identify to Seller in writing as soon as reasonably practicable following review and evaluation of the results of such inspections any environmental conditions present at the Fresenius Property that are not satisfactory to Purchaser based on such inspections, including, without limitation, indoor air quality. It shall be a Fresenius Closing Condition that Seller shall have remedied such conditions to Purchaser’s satisfaction and at Seller’s cost and expense, which may include, without limitation, upgrading the active vapor mitigation, obtaining a No Association Determination Letter from the Minnesota Pollution Control Agency (“MCPA”) and/or taking other remedial actions required at the Fresenius Property as required by the MCPA. If Seller satisfies the conditions set forth in clauses (i) and (ii) above prior the completion of the foregoing, Seller and Purchaser shall have agreed on a form of holdback escrow agreement to be delivered at the Closing for the Fresenius Property pursuant to which funds in an agreed amount will be held in escrow to secure the completion of the outstanding work required to satisfy such conditions.

(c)
A portion of the Earnest Money equal to $100,000.00 shall be allocated to the Fresenius Property and shall remain in escrow with the Title Company pending the Closing with respect to the Fresenius Property in accordance with the terms hereof. If Seller does not satisfy the Fresenius Closing Conditions on or before the date ten (10) Business Days prior to June 29, 2018, Purchaser, in its sole and absolute discretion, will have the option to terminate this Agreement with respect to the

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Fresenius Property at any time until and including June 29, 2018 by providing written notice of such termination to Seller, in which case the Earnest Money allocated to the Fresenius Property shall be returned to Purchaser. If the Closing with respect to the Fresenius Property has not occurred in accordance with the terms hereof on or prior to 5:00 PM CT on June 29, 2018, this Agreement shall automatically terminate with respect to the Fresenius Property and the Earnest Money allocated thereto shall be returned to Purchaser.

(d)
Purchaser hereby waives the due diligence conditions set forth in Section 8.2 of the Agreement with respect to the Fresenius Property and shall have no further right to terminate the Agreement with respect to the Fresenius Property pursuant to Section 8.2 thereof.

(e)	Except as expressly provided to the contrary in this First Amendment, all of the terms and conditions contained in the Agreement shall survive the Closing with respect to the Fresenius Property.

3.	Purchase Price. Section 3.1 of the Agreement hereby is deleted in its entirety and replaced with the following:
“3.1    Amount. Purchaser shall pay to Seller as and for the Purchase Price for the Properties the sum of Four Hundred Two Million Six Hundred Sixty-Seven Thousand Five Hundred and Five and No/100s Dollars and No/100s ($402,667,505.00).

4.	Closing Date. The first sentence of Section 4.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
“The Closing shall occur on December 29, 2017, as such date may be adjourned with respect to one or more Properties in accordance with the express terms hereof.”

5.	Escrow; Payment at Closing.

(a)	Section 3.2.2 of the Agreement hereby is deleted in its entirety and replaced with the following:
“3.2.2 The balance of the Purchase Price payable at the applicable Closing in cash or by wire transfer of immediately available funds on the Closing Date. The Purchase Price payable on the initial scheduled Closing Date hereunder shall be reduced by the allocated Purchase Price set forth on Exhibit A hereto for any individual Property with respect to which the Closing hereunder is separately adjourned in accordance with the express terms hereof.”

(b)	The following is hereby added as Section 3.3 of the Agreement:
“3.3    Holdback Escrow.

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3.3.1    At Closing, a portion of the Purchase Price equal to One Million Nine Hundred Thousand and 00/100 Dollars ($1,900,000.00) (the “701 Escrow”) shall be retained by the Title Company and placed into escrow pursuant to a an escrow agreement in the form attached hereto as Exhibit C-1 (“701 Holdback Escrow Agreement”), for the purpose of reimbursing Purchaser for the out of pocket costs incurred following Closing to inspect, repair and restore water intrusion and the resulting damage to the building located at 701 25th Avenue South, Minneapolis, Minnesota (“701 Property”) as more particularly set forth in the Holdback Escrow Agreement.
3.3.2    At Closing, a portion of the Purchase Price equal to Six Hundred Thousand and 00/100 Dollars ($600,000.00) (the “Environmental Condition Escrow”) shall be retained by the Title Company and placed into escrow pursuant to an escrow agreement in the form attached hereto as Exhibit C-2 (“Environmental Holdback Escrow Agreement”, and together with the 701 Holdback Escrow Agreement, collectively, “Holdback Escrow Agreement”) for the purpose of reimbursing Purchaser for the out of pocket costs incurred following Closing with respect to the investigation and remediation, including any repairs required in connection therewith, arising out of certain environmental conditions at the Properties located at 4702 Grand Ave., Duluth, MN (“Denfeld Property”) and 1001 E. Superior Street, Duluth, MN (“”Pavilion II Property”), in each case, as more particularly set forth in the Holdback Escrow Agreement.
3.3.3    At Closing, Purchaser, Seller and Title Company shall execute the Holdback Escrow Agreement, and the Holdback Escrow Agreement shall be added as a Seller Closing Document (pursuant to Section 4.2 of the Agreement) and as a Purchaser Closing Document (pursuant to Section 4.4 of the Agreement). The terms of the Holdback Escrow Agreement shall survive the Closing and Seller’s delivery of the Deed for the 701 Property, Denfeld Property and Pavilion II Property.”

6.
Bismarck Property. Seller and Purchaser agree that this Agreement is hereby terminated with respect to the Property located at 700 E. Main Street and 715 E. Broadway Avenue, Bismarck, ND and all references thereto in the Agreement are hereby deleted. Exhibit B to the Agreement is hereby modified to delete therefrom the legal description of the Property labeled “Bismarck 700 East Main (Vacant Land) & Bismarck 715 East Broadway”.

7.
Ground Lease and Condominium Estoppel Conditions. Seller acknowledges that as of the date hereof, it has not delivered the following required estoppel certificates prior to the Estoppel Delivery Deadline, in each case, in the form required pursuant to the Agreement and reviewed and approved by Purchaser prior to the date hereof: (i) Ground Lease Estoppel with respect to the Ground Lease between Arthur G.W. Posingies and Walter M. Posingies, successors to Michael Posingies, and SMB Operating Company, LLC, successor to Lake Cornelia Company, dated as of October 26, 1955, as amended (the “Edina Parking Ramp Ground Lease”), (ii) Ground Lease Estoppel Certificate for the Gardenview Property (the “Gardenview Ground Lease Estoppel”), (iii) the Material Campus Declaration Estoppel Certificate with respect to the Gardenview Property (the “Gardenview Condominium Estoppel”), and (iv) the Material Campus Declaration Estoppel Certificate with respect to the Ritchie Medical Property (the “Ritchie Condominium Estoppel”). By electing to waive

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the due diligence condition pursuant to Section 8.2 of the Agreement, Purchaser shall not waive its right to receive the above-referenced estoppel certificates as a condition to Closing, and instead, the following terms shall apply:

(a)
If the executed Ground Lease Estoppel Certificate referenced in clause (i) above is not delivered to Purchaser prior to 9:00 AM CT on the Closing Date, Seller shall deliver in favor of Purchaser at Closing a Seller Estoppel Certificate with respect to the Edina Parking Ramp Ground Lease in the form of Exhibit K to the Agreement, and a portion of the Purchase Price equal to $150,000.00 shall be retained in an escrow account with the Title Company pursuant to an escrow agreement in form and substance reasonably acceptable to Seller and Purchaser, to be released to Seller upon the delivery of the Ground Lease Estoppel Certificate duly executed by all persons or entities comprising the ground lessor under the Edina Parking Ramp Ground Lease.

(b)
If the executed Gardenview Ground Lease Estoppel in the form attached as Exhibit D-1 hereto and/or the Gardenview Condominium Estoppel in the form attached as Exhibit D-2 hereto are not delivered to Purchaser prior to 5:00 PM CT on December 27, 2017, Purchaser may elect to adjourn the Closing with respect to the Gardenview Property until the dated that is five (5) Business Days following delivery of both the Gardenview Ground Lease Estoppel and the Gardenview Condominium Estoppel in the forms required above, but in no event later than February 28, 2018. In such instance, a portion of the Earnest Money equal to $150,000.00 shall be allocated to the Gardenview Property and retained by the Title Company to be applied in accordance with the terms hereof, and all applicable terms and conditions of the Agreement related to the Gardenview Property shall survive the initial Closing and continue to apply with respect thereto. If the executed Gardenview Ground Lease Estoppel and the Gardenview Condominium Estoppel in the required forms are not delivered to Purchaser on or prior to January 24, 2018, Purchaser shall be entitled to terminate this Agreement with respect to the Gardenview Property, and the portion of the Earnest Money allocated thereto shall be returned to Purchaser.

(c)
If the executed Ritchie Condominium Estoppel in the form attached as Exhibit D-3 hereto is not delivered to Purchaser prior to 5:00 PM CT on December 27, 2017, Purchaser may elect to adjourn the Closing with respect to the Ritchie Medical Property until the dated that is five (5) Business Days following delivery of the Ritchie Condominium Estoppel in the form required above, but in no event later than February 28, 2018. In such instance, a portion of the Earnest Money equal to $150,000.00 shall be allocated to the Ritchie Medical Property and retained by the Title Company to be applied in accordance with the terms hereof, and all applicable terms and conditions of the Agreement related to the Ritchie Medical Property shall survive the initial Closing and continue to apply with respect thereto. If the executed Ritchie Condominium Estoppel in the required form is not delivered to Purchaser on or prior to January 24, 2018, Purchaser shall be entitled to terminate

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this Agreement with respect to the Ritchie Medical Property, and the portion of the Earnest Money allocated thereto shall be returned to Purchaser.
As used above, the “Gardenview Property” shall mean the Property located at 333 Smith Ave. North, St. Paul, MN and the “Ritchie Medical Property” shall mean the Property located at 310 Smith Ave. North, St. Paul, MN.

8.	Conditions Precedent. The following is hereby added to Section 6.1 of the Agreement:
“6.1.9    Seller shall have delivered with respect to the Property known as St. Michael Clinic located at 4300 Edgewood Dr. NE, St Michael, MN an instrument in form reasonably acceptable to Purchaser and the Title Company duly executed by the City of St. Michael terminating and releasing its right of reverter with respect to such Property.
6.1.10     The Title Company shall have irrevocably committed to issue to Purchaser at Closing an owner’s policy of title insurance with respect to the Property known as Plaza Trinity located at 2815 SW 16th Street, Minot, ND omitting from the exceptions to coverage thereto that certain Right of Way Easement recorded 12/16/80 as document no. 594206 in favor of Verendrye Electric Cooperative, Inc.
6.1.11    The Title Company shall have irrevocably committed to issue to Purchaser at Closing an owner’s policy of title insurance with respect to the Property known as Brookpark Dental Center located at 6437 Brooklyn Blvd., Brooklyn Center, MN omitting from the exceptions to coverage thereto the terms, conditions, restrictions and provisions of the unrecorded Development Agreement dated December 14, 1999, as amended.
If any of the conditions set forth in Sections 6.1.9-6.1.11 are not satisfied with respect to the applicable Individual Property as of the scheduled Closing Date, Purchaser may adjourn the Closing with respect to the affected Propert(ies) until the dated that is five (5) Business Days following satisfaction of the applicable condition set forth above, but in no event later than February 28, 2018. If any such condition set forth in Sections 6.1.9-6.1.11 is not satisfied on or before February 28, 2018 with respect to the applicable Individual Property, Purchaser, in its sole and absolute discretion, may elect to exclude any such Property from the Closing, and the applicable Purchase Price allocation for such Property, as set forth on the attached Exhibit A shall be deducted from the Purchase Price.”

9.	Additional Deliveries.

(a)	At Closing, Seller shall execute and deliver a Seller Estoppel Certificate in the form attached as Exhibit E hereto.

(b)
With respect to the Ground Leased Sites, if the applicable recorder’s office will not accept the recording of the applicable Ground Lease Assignment without an original and/or notarized ground lessor consent, and the consent delivered to Purchaser prior to the date hereof is not accepted by the recorder for such purposes, Seller shall request and use commercially reasonable and diligent efforts to obtain

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the ground lessor consent in the format required by the applicable recorder’s office as soon as reasonably practicable following such request. This clause (b) shall survive Closing.

(c)
Notwithstanding anything to the contrary set forth in Section 8.4.2 of the Agreement, if Trinity Health, the tenant at the Property located at 2815 16th Street SW, Minot, ND, has not delivered a Tenant Estoppel Certificate in the form required pursuant to the Agreement prior to Closing, as a condition thereto, Seller shall deliver a Seller Estoppel Certificate with respect to the applicable Lease at Closing.

10.
Due Diligence Period. This Amendment shall constitute Purchaser’s affirmative election to waive the Due Diligence Period and proceed to Closing in accordance with Section 8.2 of the Agreement, as modified by the terms of this Amendment, and subject to all applicable terms and conditions set forth herein and in the Agreement.

11.	Exhibits.

(a)
Exhibit A to the Agreement (Schedule of Properties and Allocated Purchase Price) hereby is deleted in its entirety and replaced with attached Exhibit A-1 to this First Amendment. All references in the Agreement to Exhibit A hereafter shall be deemed to refer to Exhibit A-1 of this First Amendment.

(b)	Attached Exhibit C (Holdback Escrow Agreement) hereby is added to the Agreement, is incorporated herein by reference, and is added to the Table of Contents and to Section 1.2 of the Agreement.

12.	Miscellaneous

(a)
Except as amended by this First Amendment, the Agreement remains effective in accordance with its terms. The terms of this First Amendment will control over any conflicts between it and the terms of the Agreement.

(b)
This First Amendment may be executed in two or more identical counterparts, and an electronic transmission shall be binding on the party or parties whose signatures appear thereon. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one amendment, but in making proof of this First Amendment, it shall not be necessary to produce or account for more than one such counterpart.

END OF ARTICLE

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SIGNATURE PAGE

FOR

PURCHASE AGREEMENT

BY AND BETWEEN

IRET PROPERTIES

AND

HARRISON STREET REAL ESTATE, LLC

Seller and Purchaser have caused this First Amendment to be executed and delivered as of the date first above written.
SELLER:

IRET PROPERTIES,
a North Dakota Limited Partnership

By:    IRET, Inc., a North Dakota corporation
Its:     General Partner

By: /s/ Mark O. Decker, Jr.
Name: Mark O. Decker, Jr.
Title: Chief Executive Officer

By: /s/ Anne Olson
Name: Anne Olson
Title: Executive Vice President

IRET - BILLINGS 2300 CBR, LLC, a North Dakota limited liability company

By: /s/ Mark O. Decker, Jr.
Name: Mark O. Decker, Jr.
Title: President

By: /s/ Anne Olson
Name: Anne Olson
Title: Vice President

MINNESOTA MEDICAL INVESTORS, LLC, a Delaware limited liability company

By: /s/ Mark O. Decker, Jr.
Name: Mark O. Decker, Jr.
Title: President

By: /s/ Anne Olson
Name: Anne Olson
Title: Vice President

SMB OPERATING COMPANY, LLC, a Delaware limited liability company

By: /s/ Mark O. Decker, Jr.
Name: Mark O. Decker, Jr.
Title: President

By: /s/ Anne Olson
Name: Anne Olson
Title: Vice President

MISSOULA 3050 CBR, LLC, a North Dakota limited liability company

By: /s/ Mark O. Decker, Jr.
Name: Mark O. Decker, Jr.
Title: President

By: /s/ Anne Olson
Name: Anne Olson
Title: Vice President

Dated as of: December 22, 2017

PURCHASER:

HARRISON STREET REAL ESTATE, LLC,
a Delaware limited liability company

By:    /s/ Stephen Gordon
    Name: Stephen Gordon
Title: General Counsel & Senior Managing Director

Dated as of: December 22, 2017

EXHIBIT A-1

Schedule of Properties and Allocated Purchase Price

OWNED SITES

Seller	Name	Address	City	State	Allocated PP
IRET Properties	Burnsville 303 Nicollet Medical	303 East Nicollet Boulevard	Burnsville	MN	$20,400,000.00
IRET Properties	Burnsville 305 Nicollet Medical	305 East Nicollet Boulevard	Burnsville	MN	$12,725,000.00
IRET Properties	Pavilion II	1001 East Superior Street	Duluth	MN	$22,100,000.00
IRET Properties	Ritchie Medical Plaza	310 North Smith Avenue	St. Paul	MN	$16,500,000.00
MN Medical	Edina 6517 Drew Avenue	6517 Drew Avenue South	Edina	MN	$3,000,000.00
SMB	6545 France SMC I	6545 France Avenue South	Edina	MN	$54,850,000.00
SMB	Edina 6525 France SMC II	6525 France Avenue South	Edina	MN	$22,800,000.00
SMB	6565 France SMC III *included Ground Leased Parking Ramp	6565 France Avenue South	Edina	MN	$24,713,000.00
IRET Properties	2800 Medical Building	2800 Chicago Ave South	Minneapolis	MN	$12,227,000.00
IRET Properties	2828 Midtown Medical & Parking Ramp	2828 Chicago Ave South	Minneapolis	MN	$28,800,000.00
IRET Billings	Billings 2300 Grant Road	2300 Grant Road	Billings	MT	$5,500,000.00
IRET Properties	Park Dental	6437 Brooklyn Boulevard	Brooklyn Center	MN	$3,400,000.00
IRET Properties	Prairie Care Medical	9400 Zane Avenue North	Brooklyn Park	MN	$41,900,000.00
IRET Properties	Duluth Denfeld Clinic	4702 Grand Avenue	Duluth	MN	$4,000,000.00
IRET Properties	Fresenius	4700 Mike Colalillo Drive	Duluth	MN	$1,900,000.00

A-4
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IRET Properties	Wells Clinic	1120 East 34th Street	Hibbing	MN	$3,700,000.00
IRET Properties	High Pointe Health Campus	8650 Hudson Boulevard	Lake Elmo	MN	$8,805,000.00
IRET Properties	Plaza - Trinity	2815 16th Street Southwest	Minot	ND	$10,000,000.00
IRET Missoula	Missoula 3050 Great Northern Ave	3050 Great Northern Avenue	Missoula	MT	$5,500,000.00
IRET Properties	Lakeside Medical Plaza	17001 Lakeside Hills Plaza	Omaha	NE	$6,600,000.00
IRET Properties	Gateway Clinic - Sandstone	204 Lundorff Drive	Sandstone	MN	$300,000.00
IRET Properties	St. Michael Clinic	4300 Edgewood Drive NE	St. Michael	MN	$3,000,000.00

GROUND LEASED SITES

Seller	Name	Address	City	State	Allocated PP
IRET Properties	Pavilion I	920 East First Street	Duluth	MN	$15,600,000.00
IRET Properties	Edina 6363 France Medical	6363 France Ave South	Edina	MN	$19,710,814.00
IRET Properties	Edina 6405 France Medical	6405 France Avenue South	Edina	MN	$18,636,691.00
IRET Properties	Minneapolis 701 25th Avenue Medical	701 25th Avenue South	Minneapolis	MN	$15,700,000.00
IRET Properties	Gardenview Medical Building *Includes Gardenview Condominiums	347 Smith Avenue North	St. Paul	MN	$14,000,000.00
IRET Properties	Airport Medical Building	7550 34th Avenue South	Minneapolis	MN	$2,500,000.00
IRET Properties	Mariner Clinic	109 North 28th Street East	Superior	WI	$3,800,000.00

A-5
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EXHIBIT B

Intentionally Omitted

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EXHIBIT C-1
701 Holdback Escrow Agreement

ESCROW AGREEMENT
(701 25th Ave. South)

This Escrow Agreement (“Escrow Agreement”) is entered into as of December 22, 2017 (the “Effective Date”) by and among First American Title Insurance Company, a Nebraska corporation (“Escrow Agent”), IRET Properties, a North Dakota limited partnership (“Seller”), and HSRE-MN 701 25th Avenue, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS

A. Seller, Buyer and certain of their respective affiliates are parties to that certain Purchase and Sale Agreement dated November 30, 2017, as amended by that certain First Amendment to Purchase Agreement, dated December 22, 2017 (collectively, the “Agreement”) concerning the purchase a portfolio of medical office building properties (collectively, the “Properties” or each a “Property”) both owned and ground leased by Seller and its affiliates, as more particularly described therein.

B. Pursuant to the Agreement, at Closing, a designated amount (enumerated below) (“Escrow Funds”) will be withheld from the Purchase Price and will be deposited with Escrow Agent for the purpose of reimbursing Purchaser for certain out of pocket expenses related to inspection, repairs and/or remediation to be made to that certain property located at 701 25th Avenue South, Minneapolis, MN (the “Project”).

C. Seller and Purchaser desire that Escrow Agent disburse these Escrow Funds in accordance with the Agreement, and Escrow Agent is willing to do so on the terms set forth herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Recitals; Defined Terms. The foregoing Recitals are incorporated herein as part of this Escrow Agreement. Unless otherwise defined herein, capitalized terms have the meanings ascribed to them in the Agreement.
2.Deposit of Escrow Funds. Simultaneously with the execution of this Escrow Agreement, Escrow Agent has withheld from the Purchase Price the Escrow Funds in the amount of One Million Nine Hundred Thousand and 00/100 Dollars ($1,900,000.00) for the purpose of reimbursing Purchaser for the out of pocket costs and expenses incurred by Purchaser in connection with the Project. Following Closing, Seller shall not have any additional liability to Purchaser or any other person or entity with respect to the Project in excess of the Escrow Funds; provided, however, the foregoing will not be construed to limit Seller’s express representations and warranties set forth in the Agreement.
3.Inspection and Scope of Work. Purchaser has received certain reports indicating potential damage and/or structural issues with the façade, walls and other structural portions of the Property, including, without limitation, possible moisture intrusion. Within forty-five (45) days following the Closing, Purchaser shall cause to be performed such additional inspections and testing at the Project as Purchaser deems necessary or advisable to evaluate the nature and scope of any damage or conditions requiring remediation or repair to the Property related thereto. Purchaser will provide Seller at least one (1) Business Day prior notice of any such inspection or testing and Seller may, at Seller’s cost, have a representative present for any such inspection. Purchaser shall provide Seller with a copy of any final report issued by Purchaser’s consultant’s arising therefrom. Purchaser shall determine the scope of work and/or remediation activities required at the Property based on its evaluation of such inspections and guidance from its consultants and shall advise Seller of the same in writing (the “Scope”). Notwithstanding the foregoing, if in the course of performing the work required to complete the Scope of the Project, Purchaser’s contractors or consultants discover additional adverse conditions at the Property related to the matters described above that were not observed as part of the initial inspections, Purchaser may update the Scope of the Project upon notice to Seller along with reasonable documentation of the need for such modifications to the Scope.
4.Project Bidding. Upon determination of the Scope as provided in Section 3 above, Purchaser shall obtain two (2) separate bids from qualified contractors selected by Purchaser to perform the Scope for the Project. Purchaser shall select and negotiate a contract for the Project with the lower of the two qualified bidders.
5.Escrow Funds Disbursement. Escrow Agent shall hold the Escrow Funds in trust until disbursement, as set forth in this Escrow Agreement. Purchaser may, from time to time, withdraw Escrow Funds to pay directly and/or reimburse Purchaser for the out of pocket costs incurred in connection with the Project, including, without limitation, the testing and inspection performed in accordance with Section 2 above, upon delivery to Escrow Agent and Seller of invoices, receipts or other evidence of such out of pocket costs incurred reasonably acceptable to Seller and Purchaser. Escrow Agent promptly shall disburse that portion of the Escrow Funds necessary to pay or reimburse Purchaser for such out of pocket costs incurred. Upon Purchaser’s notice of completion in full of the Project along with proof of payment for all outstanding costs related thereto, the remaining balance of the Escrow Funds, if any, shall be released to Seller.
6.Project Completion Deadline. Purchaser agrees to use commercially reasonable and diligent efforts to cause the work for the Project to be performed as soon as reasonably practicable following determination of the Scope and selection of a contractor in accordance with the terms hereof. Purchaser shall achieve final completion of the Project on or before the one year anniversary of the date hereof; provided that if the work required for the Project is not completed in full as of such date, but Purchaser is diligently pursuing completion of the same, the deadline shall be extended to such date as is reasonably required to complete the Scope of the Project work using commercially reasonable efforts (“Project Completion Deadline”). Upon the Project Completion Deadline, if not earlier disbursed pursuant to Section 5 above, Escrow Funds in the amount of all outstanding and unpaid out of pocket expenses paid or incurred by Purchaser in connection with the Project shall be released to Purchaser, and all remaining Escrow Funds after the payment of the verified Project costs incurred through the Project Completion Deadline shall be released to Seller, less any Escrow Agent fees.
7.Documentation. If any documentation provided by Purchaser to Escrow Agent or Seller is insufficient or missing, Escrow Agent (or Seller, as applicable) will advise Purchaser within five (5) business days of receiving the documentation, and Purchaser shall promptly submit the missing documentation.
8.Interest. Escrow Agent shall not be liable to pay interest on the Escrow Funds.
9.Liens. No liability is assumed by Escrow Agent to Purchaser, Seller or any other party for protection against mechanic’s liens.
10.Escrow Agent Duties. The functions and duties assumed by Escrow Agent include only those described in this Agreement, and Escrow Agent is not obligated to act except in accordance with the terms and conditions of this Agreement. Escrow Agent does not insure that the Project will be completed, nor that any element of the Project will be in accordance with the approved Scope, nor that sufficient funds will be available for the completion of Project. Escrow Agent may conclusively rely upon any document believed by Escrow Agent to be genuine and to have been signed or presented by the proper parties, consistent with reasonable due diligence on Escrow Agent’s part. Escrow Agent shall not be responsible for any losses of documents or funds while such documents or funds are not in its custody. Documents or funds which are deposited in the United States mail shall not be construed as being in the custody of Escrow Agent.
11.Escrow Agent Fees. Any reasonable and customary escrow fees payable to the Escrow Agent with respect to this Agreement shall be paid from the Escrow Funds.
12.Successors. This Escrow Agreement shall be binding upon the parties hereto and their respective successors and assigns.
13.Amendment. This Escrow Agreement can be amended or modified only by a written amendment signed by the parties hereto.
14.Counterparts. This Escrow Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument. Signatures of this Escrow Agreement which are transmitted by either or both electronic or telephonic means (including, without limitation, facsimile and email) are valid for all purposes. Any party shall, however, deliver an original signature of this Escrow Agreement to the other party upon request.

15.Title Insurance. It is expressly understood by Purchaser that no title insurance or mechanic’s lien coverage is being provided by Escrow Agent in conjunction with this Escrow Agreement and that by entering into this Escrow Agreement, Escrow Agent is in no way agreeing to, modifying, expanding or extending any coverage(s) previously provided, if any.
16.Notice. All notices, requests, or documents to be given hereunder by a party hereto shall be in writing delivered to the following addresses and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date received if sent by email; or (d) on date received by certified or registered mail, return receipt requested, postage prepaid:

If to Seller:

IRET Properties
800 LaSalle Avenue, Suite 1600
Minneapolis, MN 55402
Attn: Grant Campbell
Telephone: 952-401-4816
Email: gcampbell@iret.com

With a copy to:

Marcus A. Mollison
Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402
Email: Mollison.marcus@dorsey.com

If to Purchaser:

Harrison Street Real Estate, LLC
444 West Lake Street, Suite 2100
Chicago, IL 60606
Attn: Mark Burkemper; Stephen Gordon; Michael Gershowitz
Email: MBurkemper@harrisonst.com
sgordon@harrisonst.com
MGershowitz@harrisonst.com

With a copy to:

DLA Piper LLP (US)
444 West Lake Street, Suite 900
Chicago, IL 60606

Attn: David Sickle
Email: david.sickle@dlapiper.com

If to Escrow Agent:

FIRST AMERICAN TITLE INSURANCE COMPANY
First American Title Insurance Company
801 Nicollet Mall, Suite 1900
Minneapolis MN 55402
(612) 305-2043
Attn: Alison Cole
Email: Disbursing.mn@firstam.com

END OF ARTICLE

SIGNATURE PAGE

FOR

ESCROW AGREEMENT

Seller and Purchaser have caused this Escrow Agreement to be executed and delivered as of the date first above written.
SELLER:

IRET PROPERTIES,
a North Dakota Limited Partnership

By:    IRET, Inc., a North Dakota corporation
Its:     General Partner

By: /s/ Mark O. Decker, Jr.
Name: Mark O. Decker, Jr.
Title: Chief Executive Officer

By: /s/ Anne Olson
Name: Anne Olson
Title: Executive Vice President

Dated as of: December 22, 2017

PURCHASER:

HSRE-MN 701 25th Avenue, LLC,
a Delaware limited liability company

By:    /s/ Stephen Gordon
    Name: Stephen Gordon
Title: Authorized Signatory

Dated as of: December 22, 2017

EXHIBIT C-2
Environmental Holdback Escrow Agreement

ESCROW AGREEMENT
(Denfeld Clinic and Pavilion II)

This Escrow Agreement (“Escrow Agreement”) is entered into as of December 22, 2017 (the “Effective Date”) by and among First American Title Insurance Company, a Nebraska corporation (“Escrow Agent”), IRET Properties, a North Dakota limited partnership (“Seller”), and HSRE-MN Denfeld, LLC, a Delaware limited liability company (“HSRE Denfeld”) and HSRE-MN Pavilion II, LLC (“HSRE Pavilion II”, and together with HSRE Denfeld, collectively, “Purchaser”).

RECITALS

A. Seller, Buyer and certain of their respective affiliates are parties to that certain Purchase and Sale Agreement dated November 30, 2017, as amended by that certain First Amendment to Purchase Agreement, dated December 22, 2017 (collectively, the “Agreement”) concerning the purchase a portfolio of medical office building properties both owned and ground leased by Seller and its affiliates, as more particularly described therein.

B. On the date hereof pursuant to the Agreement, HSRE Denfeld is to acquire the Property located at located at 4702 Grand Ave., Duluth, MN (the “Denfeld Property”) and HSRE Pavilion II is to acquire the Property located at 1001 E. Superior Street, Duluth, MN (the “Pavilion II Property” and together with the Denfeld Property, collectively, the “Property”).

C.    Pursuant to the Agreement, at Closing, a designated amount (enumerated below) (“Escrow Funds”) will be withheld from the Purchase Price and will be deposited with Escrow Agent for the purpose of reimbursing Purchaser for certain out of pocket expenses related to inspection, repairs and/or remediation to be made to the Denfeld Property and the Pavilion II Property (the “Project”).

D. Seller and Purchaser desire that Escrow Agent disburse these Escrow Funds in accordance with the Agreement, and Escrow Agent is willing to do so on the terms set forth herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Recitals; Defined Terms. The foregoing Recitals are incorporated herein as part of this Escrow Agreement. Unless otherwise defined herein, capitalized terms have the meanings ascribed to them in the Agreement.

2.Deposit of Escrow Funds. Simultaneously with the execution of this Escrow Agreement, Escrow Agent has withheld from the Purchase Price the Escrow Funds in the amount of Six Hundred Thousand and 00/100 Dollars ($600,000.00) for the purpose of reimbursing Purchaser for the out of pocket costs and expenses incurred by Purchaser in connection with the Project. Following Closing, Seller shall not have any additional liability to Purchaser or any other person or entity with respect to the Project in excess of the Escrow Funds; provided, however, the foregoing will not be construed to limit Seller’s express representations and warranties set forth in the Agreement.
3.Inspection and Scope of Work. Purchaser has received certain reports indicating potential environmental site conditions at the Property, including, without limitation, possible vapor intrusion and ground soil contamination. Within forty-five (45) days following the Closing, Purchaser shall cause to be performed such additional inspections and testing at the Property as Purchaser deems necessary or advisable to evaluate the nature and scope of any damage or conditions requiring remediation or repair to the Property related thereto. Purchaser will provide Seller at least one (1) Business Day prior notice of any such inspection or testing and Seller may, at Seller’s cost, have a representative present for any such inspection. Purchaser shall provide Seller with a copy of any final report issued by Purchaser’s consultant’s arising therefrom. Purchaser shall determine the scope of work and/or remediation activities required at the Property based on its evaluation of such inspections and guidance from its consultants, and, if applicable, the requirements of the Minnesota Pollution Control Agency (“MCPA”). Based on the foregoing, Purchaser shall advise Seller of the scope of the necessary repairs, remediation and/or mitigation in writing, which may include, without limitation, without limitation, upgrading the active vapor mitigation systems, obtaining a No Association Determination Letter from the MCPA and/or taking other remedial actions required at the Property as required by the MCPA (the “Scope”). Notwithstanding the foregoing, if in the course of performing the work required to complete the Scope of the Project, Purchaser’s contractors or consultants discover additional adverse conditions at the Property related to the matters described above that were not observed as part of the initial inspections, or if the MCPA imposes additional conditions or requirements, Purchaser may update the Scope of the Project upon notice to Seller along with reasonable documentation of the need for such modifications to the Scope.
4.Project Bidding. Upon determination of the Scope as provided in Section 3 above, Purchaser shall obtain two (2) separate bids from qualified contractors selected by Purchaser to perform the Scope for the Project. Purchaser shall select and negotiate a contract for the Project with the lower of the two qualified bidders.
5.Escrow Funds Disbursement. Escrow Agent shall hold the Escrow Funds in trust until disbursement, as set forth in this Escrow Agreement. Purchaser may, from time to time, withdraw Escrow Funds to pay directly and/or reimburse Purchaser for the out of pocket costs incurred in connection with the Project, including, without limitation, the testing and inspection performed in accordance with Section 2 above, upon delivery to Escrow Agent and Seller of invoices, receipts or other evidence of such out of pocket costs incurred reasonably acceptable to Seller and Purchaser. Escrow Agent promptly shall disburse that portion of the Escrow Funds necessary to pay or reimburse Purchaser for such out of pocket costs incurred. Upon Purchaser’s notice of completion in full of the Project along with proof of payment for all outstanding costs related thereto, the remaining balance of the Escrow Funds, if any, shall be released to Seller.
6.Project Completion Deadline. Purchaser agrees to use commercially reasonable and diligent efforts to cause the work for the Project to be performed as soon as reasonably practicable following determination of the Scope and selection of a contractor in accordance with the terms hereof. Purchaser shall achieve final completion of the Project on or before the two year anniversary of the date hereof; provided that if the work required for the Project is not completed in full as of such date, but Purchaser is diligently pursuing completion of the same, the deadline shall be extended to such date as is reasonably required to complete the Scope of the Project work using commercially reasonable efforts (“Project Completion Deadline”). Upon the Project Completion Deadline, if not earlier disbursed pursuant to Section 5 above, Escrow Funds in the amount of all outstanding and unpaid out of pocket expenses paid or incurred by Purchaser in connection with the Project shall be released to Purchaser, and all remaining Escrow Funds after the payment of the verified Project costs incurred through the Project Completion Deadline shall be released to Seller, less any Escrow Agent fees.
7.Documentation. If any documentation provided by Purchaser to Escrow Agent or Seller is insufficient or missing, Escrow Agent (or Seller, as applicable) will advise Purchaser within five (5) business days of receiving the documentation, and Purchaser shall promptly submit the missing documentation.
8.Interest. Escrow Agent shall not be liable to pay interest on the Escrow Funds.
9.Liens. No liability is assumed by Escrow Agent to Purchaser, Seller or any other party for protection against mechanic’s liens.
10.Escrow Agent Duties. The functions and duties assumed by Escrow Agent include only those described in this Agreement, and Escrow Agent is not obligated to act except in accordance with the terms and conditions of this Agreement. Escrow Agent does not insure that the Project will be completed, nor that any element of the Project will be in accordance with the approved Scope, nor that sufficient funds will be available for the completion of Project. Escrow Agent may conclusively rely upon any document believed by Escrow Agent to be genuine and to have been signed or presented by the proper parties, consistent with reasonable due diligence on Escrow Agent’s part. Escrow Agent shall not be responsible for any losses of documents or funds while such documents or funds are not in its custody. Documents or funds which are deposited in the United States mail shall not be construed as being in the custody of Escrow Agent.
11.Escrow Agent Fees. Any reasonable and customary escrow fees payable to the Escrow Agent with respect to this Agreement shall be paid from the Escrow Funds.

12.Successors. This Escrow Agreement shall be binding upon the parties hereto and their respective successors and assigns.
13.Amendment. This Escrow Agreement can be amended or modified only by a written amendment signed by the parties hereto.
14.Counterparts. This Escrow Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument. Signatures of this Escrow Agreement which are transmitted by either or both electronic or telephonic means (including, without limitation, facsimile and email) are valid for all purposes. Any party shall, however, deliver an original signature of this Escrow Agreement to the other party upon request.
15.Title Insurance. It is expressly understood by Purchaser that no title insurance or mechanic’s lien coverage is being provided by Escrow Agent in conjunction with this Escrow Agreement and that by entering into this Escrow Agreement, Escrow Agent is in no way agreeing to, modifying, expanding or extending any coverage(s) previously provided, if any.
16.Notice. All notices, requests, or documents to be given hereunder by a party hereto shall be in writing delivered to the following addresses and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date received if sent by email; or (d) on date received by certified or registered mail, return receipt requested, postage prepaid:

If to Seller:

IRET Properties
800 LaSalle Avenue, Suite 1600
Minneapolis, MN 55402
Attn: Grant Campbell
Telephone: 952-401-4816
Email: gcampbell@iret.com

With a copy to:

Marcus A. Mollison
Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402
Email: Mollison.marcus@dorsey.com

If to Purchaser:

Harrison Street Real Estate, LLC
444 West Lake Street, Suite 2100
Chicago, IL 60606
Attn: Mark Burkemper; Stephen Gordon; Michael Gershowitz
Email: MBurkemper@harrisonst.com
sgordon@harrisonst.com
MGershowitz@harrisonst.com

With a copy to:

DLA Piper LLP (US)
444 West Lake Street, Suite 900
Chicago, IL 60606
Attn: David Sickle
Email: david.sickle@dlapiper.com

If to Escrow Agent:

FIRST AMERICAN TITLE INSURANCE COMPANY
First American Title Insurance Company
801 Nicollet Mall, Suite 1900
Minneapolis MN 55402
(612) 305-2043
Attn: Alison Cole
Email: Disbursing.mn@firstam.com

END OF ARTICLE

SIGNATURE PAGE

FOR

ESCROW AGREEMENT

Seller and Purchaser have caused this Escrow Agreement to be executed and delivered as of the date first above written.
SELLER:

IRET PROPERTIES,
a North Dakota Limited Partnership

By:    IRET, Inc., a North Dakota corporation
Its:     General Partner

By: /s/ Mark O. Decker, Jr.
Name: Mark O. Decker, Jr.
Title: Chief Executive Officer

By: /s/ Anne Olson
Name: Anne Olson
Title: Executive Vice President

Dated as of: December 22, 2017

PURCHASER:

HSRE-MN Pavilion II, LLC,
a Delaware limited liability company

By:    /s/ Stephen Gordon
    Name: Stephen Gordon
Title: Authorized Signatory

HSRE-MN Denfeld, LLC,
a Delaware limited liability company

By:    /s/ Stephen Gordon
    Name: Stephen Gordon
Title: Authorized Signatory

Dated as of: December 22, 2017

EXHIBIT D-1

Form of Gardenview Ground Lease Estoppel

GROUND LEASE ESTOPPEL CERTIFICATE

Harrison Street Real Estate, LLC (and its affiliates, “HSRE”)
444 West Lake Street, Suite 2100
Chicago, Illinois 60606
Attn: Mark Burkemper

IRET Properties, a North Dakota Limited Partnership
800 LaSalle Avenue, Suite 1600
Minneapolis, MN 55402
Attn: Anne Olson

RE:	Garden View Medical Building, St. Paul, Minnesota (“Property”)

To Whom It May Concern:

Reference is made to that certain Ground Lease between Lessee, and the undersigned, as Lessor, together with all amendments thereto (collectively, the “Ground Lease”). The real property (the “Property”) which is the subject of the Ground Lease is described in Schedule 1 attached hereto and made a part hereof. Capitalized terms such as Ground Lease, Lessor, and Lessee are defined in Schedule 1, and capitalized terms not defined herein shall have the meaning ascribed in the Ground Lease. Lessee hereby represents to the Benefitted Parties (as defined below) that the following statements are true and correct as of the date hereof:

1.Schedule 1 includes a true and correct description of the Ground Lease and a list of all amendments to the Ground Lease, and attached hereto as Exhibit A is a true, correct and complete copy of the Ground Lease and all amendments.

2.The Ground Lease has been properly executed by Lessor, is in full force and effect and has not been amended, modified, supplemented or superseded except as indicated in Schedule 1 and shown in Exhibit A. The Ground Lease is the entire agreement between Lessor (or any affiliated party) and Lessee (or any affiliated party) pertaining to the Premises.

3.Lessee is not in default in the performance of the terms and provisions of the Ground Lease, nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default.

4.There currently is no defense, offset, lien, claim or counterclaim by or in favor of Lessor against Lessee under the Ground Lease or against the obligations of Lessor under the Ground Lease.

5.All obligations of Lessor under the Ground Lease have been performed. Lessor is not in any respect in default in the performance of the terms and provisions of the Ground Lease nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default.

6.Other than the annual base rent, no amounts are payable as rent to Lessor.

7.Lessor has not received any written notice of any present violation of any federal, state, county or municipal laws, regulations, ordinances, orders, or directives relating to use, operation or condition of the Property that remains uncured.

8.Lessor has no current right to terminate the Ground Lease based on any acts or omissions of Lessee as of the date hereof.

9.Lessor hereby consents to the transfer of Lessee’s interest under the Ground Lease to HSRE and has waived any rights of first refusal, purchase options or rights of first offer with respect to such transfer (if any).

10.The undersigned represents and warrants that it is authorized to execute this Estoppel Certificate and it is binding upon the Lessor.

[Signature Page to Follow]

The above certifications are made to the Benefited Parties knowing that the Benefited Parties will rely thereon. For purposes hereof, the term "Benefited Parties" means the addressees of this letter, their investors and affiliates together with its/their successors, assigns, lenders and title insurance companies.

DATED this ______ day of ___________________, 2017.

Very truly yours,

LESSOR:

Children’s Health Care, a Minnesota non-profit corporation

By:________________________________
Name:______________________________
Title:_______________________________

Allina Health System, d/b/a United Hospital, a Minnesota non-profit corporation

By:________________________________
Name:______________________________
Title:_______________________________

SCHEDULE 1

1.1
Ground Lease: Ground Lease between Children’s Health Care, a Minnesota non-profit corporation and Allina Health System, d/b/a United Hospital, a Minnesota non-profit corporation as Lessors and Garden View Medical Building Condominium Association, a Minnesota non-profit corporation as Lessee dated September 13, 1999.

1.2	Amendment(s): None.

1.3	Lessors: Children’s Health Care, a Minnesota non-profit corporation (“ Children’s ) and Allina Health System, d/b/a United Hospital, a Minnesota non-profit corporation (“Allina”).

1.4	Lessee: Garden View Medical Building Condominium Association, a Minnesota non-profit corporation

1.5	Legal Description of the Property: See Exhibit A-1

1.6
Term. The Term of the Ground Lease commenced on October 1, 1999, and expires on September 30, 2049, subject Lessee’s right to extend the Term as follows: Lessee as two (2) additional terms of ten (10) years each.

1.7
Rent. The Basic Rent presently payable under the Ground Lease is $1.00 per year payable on September 1 of each year. In addition to Basic Rent, Lessee is responsible for the payment of taxes, special assessments, operating costs, both capital and non-capital, ordinary and extraordinary, foreseen or unforseen. All Rent payable on the part of the Lessee has been paid through and including August 31, 2018.

1.8	Security Deposit: None.

1.9	Options/Right to Purchase the Property: See 1.10 below.

1.10
Rights of First Offer or First Refusal: Pursuant to Section 17 of the Ground Lease, Allina has the right of first refusal if Children’s desires to sell its interest in the Property. Pursuant to Section 18 of the Ground Lease, Children’s has the right of first refusal if Allina desires to sell its interest in the Property.

Exhibit A
Ground Lease

Exhibit A-1
Legal Description
All that part of Lot 1, Lot 2, and Lot 3 in Block 1, Health One Children's Addition, and of Lot 2, Lot 3, and Lot 4 in Block 68, Dayton and Irvine's Addition to St. Paul, and of vacated Thompson Avenue abutting the foregoing, Ramsey County, Minnesota, being more particularly described as follows:
Beginning at the most westerly corner of Lot 21, Block 1, said Health One Children's Addition, being also an interior corner of said Lot 3, Block l, Health One Children's Addition; thence, along northeasterly lines of Lots 3, 1 and 2, being also southwesterly lines of Lots 21, 16, 14, 15, 6, 7, and 8, all in said Block 1, Health One Children's Addition, South 46 degrees 23 minutes 09 seconds East, assumed basis of bearings, a distance of 77.06 feet to the southwesterly corner of said Lot 8, being an interior corner of said Lot 2; thence, along the line dividing said Lot 8 and said Lot 2, North 88 degrees 36 minutes 51 seconds East 53.7l feet; thence South 01 degree 23 minutes 09 seconds East 9.74 feet; thence South 88 degrees 37 minutes 11 seconds West 34.89 feet to a point of curvature; thence along a curve, concave southerly and having a radius of 17.25 feet and a central angle of 60 degrees 00 minutes 00 seconds, an arc distance of 18.06 feet to a point of tangency; thence South 28 degrees 37 minutes l 1 seconds West 68.7l feet; thence South 01 degree 21 minutes 37 seconds East 75.47 feet; thence South 88 degrees 38 minutes 23 seconds West 26.09 feet; thence North 01 degree 21 minutes 37 seconds West 13.99 feet; thence South 88 degrees 38 minutes 23 seconds West 49.00 feet; thence South 00 degrees 35 minutes 52 seconds West 7.00 feet; thence North 89 degrees 15 minutes 27 seconds West 8.81 feet; thence North 00 degrees 35 minutes 52 seconds East 24.02 feet; thence North 89 degrees 04 minutes 5l seconds West 39.33 feet; thence South 00 degrees 35 minutes 52 seconds West 24.14 feet; thence North 89 degrees 15 minutes 27 seconds West 61.22 feet; thence North 58 degrees 50 minutes 11 seconds West 14.35 feet; thence North 46 degrees 27 minutes 59 seconds West 32.71 feet to the southeasterly right-of-way line of Thompson Avenue, being also the southeasterly frontage road of Interstate Highway 35E; thence along said right-of-way line and along a nontangential curve, concave southeasterly and having a radius of 5999.09 feet, a central angle of l degree 34 minutes 11 seconds, and a chord 164.34 feet in length bearing North 44 degrees 17 minutes 20 seconds East, an arc distance of 164.35 feet to a point of nontangency; thence along said right-of-way line and along a curve, concave southeasterly and having a radius of 40.50 feet, a central angle of 16 degrees 33 minutes 06 seconds, and a chord 11.66 feet in length bearing North 34 degrees 48 minutes 44 seconds East, an arc distance of l l.70 feet to a point of tangency; thence, along said right-of-way line, North 43 degrees 05 minutes 17 seconds East 79.99 feet to the intersection thereof with a line drawn through the point of beginning and bearing North 46 degrees 23 minutes 09 seconds West; thence, along the last mentioned line, South 46 degrees 23 minutes 09 seconds East 21.78 feet to the point of beginning.

EXHIBIT D-2

Form of Gardenview Condominium Estoppel

ESTOPPEL

DECLARATION OF COMMON INTEREST COMMUNITY

TO:
Harrison Street Real Estate, LLC
444 West Lake Street, Suite 900
Chicago, Illinois

RE:	Declaration for Common Interest Community No. 385, Garden View Medical Building Condominium dated October 1, 1999, recorded December 30, 1999 as Document Number 1587038 (the “Declaration”)

Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Declaration.

The undersigned, Children’s Health Care, a Minnesota non-profit corporation doing business as Children’s Hospitals (“Children’s”) and Clinics of Minnesota and Allina Health System, a Minnesota non-profit corporation (“Allina”), as Declarants and Unit Owners, and Gardenview Medical Building Condominium Association, a Minnesota non-for-profit corporation (“Association”) (the “Certifying Parties”) hereby certify, as of the date hereof, to Harrison Street Real Estate, LLC (“Buyer”), with respect to the purchase of Unit Nos. 5001 and 6001 in the building commonly known as the Garden View Medical Building, St. Paul, Minnesota (the “Property”), as follows:

1.
Children’s is a Declarant pursuant to the Declaration and is the owner of Units [____________] in the condominium. Allina is a Declarant pursuant to the Declaration and is the owner of Units [___________] in the condominium.

2.
that the Declaration and the other Condominium documents set forth on Exhibit A hereto (collectively, the “Condominium Documents”) are unmodified and in full force and effect. No modification to any Condominium Document has been proposed by any Declarant, unit owner or is currently pending before the Association or the Board of Directors;

3.
that there is no currently-existing default under the Condominium Documents by the Property owner in the payment of any sum of money owing pursuant to the Condominium Documents, and, to the Certifying Parties’ actual knowledge, there is no currently-existing default by the Property owner under the Condominium Documents and no other event has occurred which with the giving of notice or the passage of time, or both, would become a default under the Condominium Documents by the Property owner;

4.	neither the Association, nor any other unit owner in the Condominium is currently entitled to any lien on the Property;

5.
that the amount paid for all assessments for the Property under the Condominium Documents in 2016 was $362,671.56 and the amount assessed for the Property for 2017 is $362,671.56. All such amounts have been paid in full by the owner of the Property. No special assessments were levied by the Association for calendar year 2017 and no special assessments are anticipated to be assessed for calendar year 2018.

6.	the Board of Directors is currently comprised of 3 Directors.

7.
there are no outstanding judgments or pending litigation or other disputes against the Association or, to the Certifying Parties’ knowledge, against the Property owner or between the unit owners with respect to the Condominium

8.
that the Certifying Parties has not performed or caused to be performed, and is not currently performing or causing to be performed, any maintenance or other work or service not in the normal course of operation, the cost of which the Certifying Parties is or will be entitled to charge in whole or in part to the Property owner which has not yet been charged to such Property owner; and

9.
that there are no set-offs, defenses or counterclaims currently being asserted or otherwise known by the Certifying Parties against enforcement of any obligations under the Declaration which are to be performed by the Certifying Parties.

10.
By signing this Estoppel, Certifying Parties, in their capacity as Declarant and Unit Owners of all of the Units in the condominium other than the Property hereby waive their right of first refusal and first offer with respect to the transfer of IRET Properties, a North Dakota Limited Partnership’s interest in the Property to Harrison Street Real Estate, LLC or its affiliates.

The Certifying Parties acknowledge and agree that the statements set forth herein shall be binding, and may be relied upon by and shall inure to the benefit of Buyer or its designee or assigns.

[Signature page follows]

Executed as of December ____, 2017.
CHILDREN’S HEALTH CARE, a Minnesota non-profit corporation doing business as Children’s Hospitals and Clinics of Minnesota

By:
Name: ______________________________
Its: _________________________________

ALLINA HEALTH SYSTEM, a Minnesota non-profit corporation

By:
Name: ______________________________
Its: _________________________________

GARDEN VIEW MEDICAL BUILDING CONDOMINIUM ASSOCIATION, a Minnesota non-for-profit corporation

By:
Name: ______________________________
Its: _________________________________

Exhibit A

Additional Condominium Documents

1.	Articles of Incorporation of Garden View Medical Building Condominium Association dated September 3, 1999

2.	Bylaws of Garden View Medical Building Condominium Association dated September 13, 1999

3.	Community in Interest Number 385 for Garden View Medical Building Condominium dated October 28, 1999

EXHIBIT D-3

Form of Ritchie Condominium Estoppel

ESTOPPEL

DECLARATION FOR CONDOMINIUM

TO:
Harrison Street Real Estate, LLC
444 West Lake Street, Suite 900
Chicago, Illinois

RE:
Condominium Number 290 Sherman Street Medical Condominium Declaration for Condominium dated August 16, 1993, recorded December 2, 1993 as Document Number 1036884, as amended by the First Amendment to Sherman Street Medical Condominium Declaration for Condominium dated December 18, 2003, recorded May 24, 2004 as Document Number 1818313 (the “Declaration”).

Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Declaration.

The undersigned, as Sherman Street Medical Condominium Association, Inc., a Minnesota non-profit corporation (the “Association”) hereby certifies, as of the date hereof, to Harrison Street Real Estate, LLC (“Buyer”), with respect to the purchase of the property commonly known as Units 2, 3, 4, 8, 9, 10 & 11 in the Sherman Street Medical Condominium (the “Condominium”) located at 310 Smith Avenue North, St. Paul, Minnesota (the “Property”), as follows:

1.
that the Declaration and the other Condominium documents set forth on Exhibit A hereto (collectively, the “Condominium Documents”) are unmodified and in full force and effect. No modification to any Condominium Document has been proposed by any unit owner or is currently pending before the Association or the Board of Directors.

2.
that there is no currently-existing default under the Condominium Documents by the Property owner in the payment of any sum of money owing pursuant to the Condominium Documents, and, to the Association’s actual knowledge, there is no currently-existing default by the Property owner under the Condominium Documents and no other event has occurred which with the giving of notice or the passage of time, or both, would become a default under the Condominium Documents by the Property owner;

3.	neither the Association, nor, to the Association’s knowledge, any other unit owner in the Condominium, is currently entitled to any lien on the Property;

4.
that the amount paid for all assessments for the Property under the Condominium Documents in 2016 was $659,138.28 and the amount assessed for the Property in 2017 is $659,138.28. All such amounts have been paid in full by the owner of the Property. No special assessments were levied by the Association for calendar year 2017 and no special assessments are anticipated to be assessed for calendar year 2018.

5.
the Association is not responsible for the operation and maintenance of the adjacent skyway and tunnel easements, similarly there are no amounts charged to the Association, or by the Association to the unit owners, for such operation and maintenance.

6.	no condominium unit is owned by the Association. The Board of Directors of the Association is currently comprised of 4 Directors.

7.
there are no outstanding judgments or pending litigation or other disputes against the Association or, to the Association’s knowledge, against the Property owner or between the unit owners with respect to the Condominium.

8.
that the Association has not performed or caused to be performed, and is not currently performing or causing to be performed, any maintenance or other work or service not in the normal course of operation, the cost of which the Association is or will be entitled to charge in whole or in part to the Property owner which has not yet been charged to such Property owner. No capital improvement projects are proposed or contemplated by the Association for calendar year 2018.

9.
that there are no set-offs, defenses or counterclaims currently being asserted or otherwise known by the Association against enforcement of any obligations under the Declaration which are to be performed by the Association.

The Association acknowledges and agrees that the statements set forth herein shall be binding, and may be relied upon by and shall inure to the benefit of Buyer or its designee or assigns.

[Signature page follows]

Executed as of December ___, 2017.
SHERMAN STREET MEDICAL CONDOMINIUM
ASSOCIATION, INC.,
a Minnesota non-profit corporation.

By:
Name: ______________________________
Its: _________________________________

Exhibit A

Additional Condominium Documents

1.	Articles of Incorporation of Sherman Street Medical Condominium Association, Inc., dated August 6, 1993

2.	Bylaws of Sherman Street Medical Condominium Association, Inc., executed August 16, 1993

3.	Condominium Number 290 Sherman Street Medical Condominium Site Plan and Ground Level Plan, executed November 17, 1993 and filed December 2, 1993

EXHIBIT E

Form of Seller Estoppel Certificate

SELLER ESTOPPEL CERTIFICATE

_____________ ____, 2017

TO:

Harrison Street Real Estate, LLC
444 West Lake Street, Suite 2100
Chicago, IL 60606
Attn:  Mark Burkemper

IRET Properties, a North Dakota Limited Partnership
800 LaSalle Avenue, Suite 1600
Minneapolis, MN 55402
Attn: Anne Olson

RE:
920 East First Street, Duluth, MN (“Pavilion I”); 4702 Grand Avenue, Duluth, MN (“Denfeld Clinic”); 109 North 28th Street East, Superior, WI (“Mariner Clinic”); 8650 Hudson Boulevard, Lake Elmo, MN (“High Pointe Health Campus”); 9400 Zane Avenue North, Brooklyn Park, MN (“Prairie Care Medical”); 4300 Edgewood Drive NE, St. Michael, MN (“St. Michael Clinic”); (collectively, the “Properties”); capitalized terms not defined herein shall have the meaning ascribed in the respective lease agreement.

To Whom It May Concern:
The undersigned, as IRET Properties, a North Dakota Limited Partnership (“Seller”) hereby certifies to Harrison Street Real Estate, LLC, its successors and assigns (“Buyer”) that the following statements regarding the leases referenced herein for the following Properties are true and correct as of the date hereof:
Pavilion I:
Regarding the Lease Agreement dated as of October 20, 2014, as amended by the Amendment to Lease dated April 19, 2016, by and between Seller, as Landlord, and St. Luke’s Hospital of Duluth, Inc., a Minnesota nonprofit corporation, as Tenant:

1.	As of the date hereof, the balance of the Replacement Reserve held by Landlord in accordance with the terms of the Lease is $____________.

2.	Tenant has not submitted any draw requests for disbursements from the Replacement Reserve to Landlord that remain outstanding, except for _________________________.

Denfeld Clinic:
Regarding the Lease Agreement dated February 19, 2016, by and between Seller, as Landlord, and St. Luke’s Hospital of Duluth, Inc., a Minnesota nonprofit corporation, as Tenant:

1.	As of the date hereof, the balance of the Replacement Reserve held by Landlord in accordance with the terms of the Lease is $____________.

2.	Tenant has not submitted any draw requests for disbursements from the Replacement Reserve to Landlord that remain outstanding, except for _________________________.
Mariner Clinic:
Regarding the Lease Agreement dated as of August 24, 2015, as amended by the Amendment to Lease dated April 13, 2016, by and between Seller, as Landlord, and St. Luke’s Hospital of Duluth, Inc., a Minnesota nonprofit corporation, as Tenant:

1.	As of the date hereof, the balance of the Replacement Reserve held by Landlord in accordance with the terms of the Lease is $____________.

2.	Tenant has not submitted any draw requests for disbursements from the Replacement Reserve to Landlord that remain outstanding, except for _________________________.
High Pointe Health Campus:
Regarding the Office Lease Agreement dated as of November 24, 1997, as amended by the First Supplement to Office Lease Agreement dated as of February 9, 1999, the First Amendment to Lease dated as of June 25, 2001, the Letter Adjusting Rentable Area dated as of January 31, 2002, the Second Amendment to Lease dated as of October 1, 2008, the Third Amendment to Lease Agreement dated as of October 26, 2009, the Fourth Amendment to Lease Agreement dated as of April 5, 2010, the Fifth Amendment to Lease Agreement dated as of April 11, 2011, the Sixth Amendment to Lease Agreement dated as of May 16, 2011, and the Seventh Amendment to Lease Agreement dated as of November 10, 2011, by and between Seller, as Landlord, and East Metro ASC, LLC, a Minnesota limited liability company, as Tenant:

1.	Tenant [ is / is not ] currently providing its own cleaning services in the leased premises pursuant to the Fifth Amendment to Lease Agreement.

2.	The amount of the annual credit to which Tenant is currently entitled for the cost of cleaning services provided directly by Tenant is $_____________.
Prairie Care Medical:
Regarding the New Building Lease Agreement dated as of June 2, 2014, as amended by the Preliminary Agreement Regarding Proposed Build-to-Suite Lease for PrairieCare, Brooklyn Park, MN dated as of November 12, 2013, the Limited Guaranty of Lease dated as of June 12, 2014, the First Amendment to New Building Lease Agreement dated as of September 8, 2015, the Lease

Commencement Certificate dated as of September 8, 2015, the Amended and Restated First Amendment to New Building Lease Agreement dated as of October 15, 2015, the Amended and Restated Lease Commencement Certificate dated as of October 15, 2015, the Second Amendment to New Building Lease Agreement dated as of May 26, 2016, and the Third Amendment to New Building Lease Agreement dated as of August 15, 2017, by and between Seller, as Landlord, and PrairieCare, LLC, a Minnesota limited liability company, as Tenant:

1.
Tenant has not exercised its expansion right pursuant to Section 13 of the Lease as of the date hereof. Seller, as Landlord, has not received any notice of exercise and Tenant has not submitted any plans to Landlord for Landlord’s review.

St. Michael Clinic:
Regarding the Lease Agreement dated as of June 30, 2006, as amended by the Memorandum of Lease dated as of June 30, 2006, Amendment 1 to Lease Agreement dated as of August 14, 2006, Amendment 2 to Lease Agreement dated as of August 29, 2007, the Notice of Renewal dated as of May 7, 2017, and Amendment 3 to Lease Agreement dated as of June 5, 2017, by and between Seller, as Landlord, and Allina Health System, a Minnesota non-profit corporation, as Tenant:

1.
Tenant has not exercised its expansion right pursuant to Section 35 of the Lease Agreement. Seller, as Landlord, has not received any notice of exercise and Tenant has not submitted any plans to Landlord for Landlord’s review.

The above certifications are made to Buyer knowing that Buyer will rely thereon in making an investment in the Properties.
[Signature page follows.]

SELLER:
IRET PROPERTIES, A NORTH DAKOTA LIMITED PARTNERSHIP

By: IRET, Inc.,
a North Dakota corporation
Its: General Partner

By:
Name:
Its:

By:
Name:
Its: